Exhibit 99.2

2 SABRA 2Q 2022 SUPPLEMENTAL INFORMATION June 30, 2022 03 COMPANY INFORMATION 04 OVERVIEW 05 PORTFOLIO Triple-Net Portfolio Same Store Triple-Net Portfolio Top 10 Relationships Medicaid Trends Senior Housing - Managed Consolidated Portfolio Senior Housing - Managed Unconsolidated Portfolio Loans and Other Investments | Development Pipeline NOI Concentrations Geographic Concentrations - Consolidated Portfolio Triple-Net Lease Expirations 16 INVESTMENT ACTIVITY Summary Recent 18 CAPITALIZATION Overview Indebtedness Debt Maturity Credit Metrics and Ratings 22 FINANCIAL INFORMATION Consolidated Financial Statements - Statements of Income (Loss) Consolidated Financial Statements - Balance Sheets Consolidated Financial Statements - Statements of Cash Flows FFO, Normalized FFO, AFFO and Normalized AFFO Components of Net Asset Value (NAV) 28 APPENDIX Disclaimer Reporting Definitions Discussion and Reconciliation of Certain Non-GAAP Financial Measures: CONTENT https://ir.sabrahealth.com/investors/financials/quarterly-results

3 SABRA 2Q 2022 SUPPLEMENTAL INFORMATION June 30, 2022 SENIOR MANAGEMENT Rick Matros Michael Costa Talya Nevo-Hacohen Chief Executive Officer, President Chief Financial Officer, Secretary Chief Investment Officer, Treasurer and Chair and Executive Vice President and Executive Vice President BOARD OF DIRECTORS Rick Matros Michael Foster Jeffrey Malehorn Chief Executive Officer, President Lead Independent Director Director and Chair Craig Barbarosh Lynne Katzmann Clifton Porter II Director Director Director Katie Cusack Ann Kono Director Director CONTACT INFORMATION Sabra Health Care REIT, Inc. Transfer Agent 18500 Von Karman Avenue American Stock Transfer Suite 550 and Trust Company Irvine, CA 92612 6201 15th Avenue 888.393.8248 Brooklyn, NY 11219 sabrahealth.com COMPANY INFORMATION

4 SABRA 2Q 2022 SUPPLEMENTAL INFORMATION June 30, 2022 Financial Metrics Dollars in thousands, except per share data June 30, 2022 Three Months Ended Six Months Ended Revenues $ 155,957 $ 319,062 Net operating income 122,134 250,666 Cash net operating income 118,024 241,557 Diluted per share data: EPS $ 0.07 $ 0.25 FFO 0.36 0.75 Normalized FFO 0.39 0.77 AFFO 0.36 0.75 Normalized AFFO 0.38 0.76 Dividends per common share 0.30 0.60 Capitalization and Market Facts Key Credit Metrics (1) June 30, 2022 June 30, 2022 Common shares outstanding 231.0 million Net Debt to Adjusted EBITDA 5.44x Common equity Market Capitalization $3.2 billion Interest Coverage 4.81x Consolidated Debt $2.5 billion Fixed Charge Coverage Ratio 4.70x Consolidated Enterprise Value $5.7 billion Total Debt/Asset Value 35 % Secured Debt/Asset Value 1 % Common stock closing price $13.97 Unencumbered Assets/Unsecured Debt 276 % Common stock 52-week range $11.44 - $19.02 Common stock ticker symbol SBRA Portfolio (2) Dollars in thousands As of June 30, 2022 Property Count Investment Beds/Units Occupancy Percentage (3) Investment in Real Estate Properties, gross Triple-Net Portfolio: Skilled Nursing / Transitional Care 272 $ 3,560,595 30,251 72.8 % Senior Housing - Leased 55 693,341 3,965 79.7 Behavioral Health 14 420,880 795 83.3 Specialty Hospitals and Other 15 225,443 392 80.0 Total Triple-Net Portfolio 356 4,900,259 35,403 Senior Housing - Managed 50 1,041,558 5,266 80.0 (6) Consolidated Real Estate Investments 406 5,941,817 40,669 Unconsolidated Joint Venture Senior Housing - Managed 12 140,100 1,234 84.9 Total Equity Investments 418 6,081,917 41,903 Investment in Sales-Type Lease, net 1 25,370 Investments in Loans Receivable, gross (4) 14 337,350 Preferred Equity Investments, gross (5) 8 58,073 Includes 75 relationships in 41 U.S. states and CanadaTotal Investments 441 $ 6,502,710 (1) See page 22 of this supplement for important information about these credit metrics. (2) Excludes (i) three real estate properties held for sale as of the end of the current period and (ii) our unconsolidated joint venture with Enlivant which consists of 157 facilities and 6,996 units. (3) Occupancy Percentage is presented for the trailing twelve month period and one quarter in arrears, except for our Senior Housing - Managed portfolio, which is presented for the current period on a trailing three month basis. (4) Our loans receivable investments include one investment which has a right of first offer on six addiction treatment centers with 928 beds (5) Our preferred equity investments include investments in entities owning six Senior Housing developments with 866 aggregate units and one Skilled Nursing/Transitional Care development with 120 beds. (6) Reflects Occupancy Percentage of 80.3% and 79.9% for assisted living and independent living communities in our Senior Housing - Managed portfolio, respectively. OVERVIEW

5 SABRA 2Q 2022 SUPPLEMENTAL INFORMATION June 30, 2022 Operating Statistics (2) Dollars in thousands 2Q 2021 3Q 2021 4Q 2021 1Q 2022 2Q 2022 Skilled Nursing/Transitional Care Number of Properties 283 282 279 279 272 Number of Beds 31,321 31,245 30,920 30,920 30,251 Cash NOI $ 74,387 $ 74,640 $ 71,726 $ 75,500 $ 70,399 Occupancy 72.0% 71.1% 71.4% 71.8% 72.8 % Skilled Mix 40.0% 40.1% 39.8% 38.2% 37.8 % Senior Housing - Leased Number of Properties 62 61 60 59 55 Number of Units 4,147 4,079 4,099 4,072 3,965 Cash NOI $ 12,561 $ 12,412 $ 12,097 $ 11,578 $ 10,673 Occupancy 78.5% 78.1% 78.1% 78.5% 79.7 % Behavioral Health Number of Properties 13 13 13 13 14 Number of Beds (4) 795 795 795 795 795 Cash NOI $ 9,359 $ 9,416 $ 9,522 $ 8,889 $ 9,229 Occupancy 82.7% 84.5% 84.2% 84.6% 83.3 % Specialty Hospitals and Other Number of Properties 16 16 15 15 15 Number of Beds 433 433 392 392 392 Cash NOI $ 4,587 $ 4,589 $ 4,560 $ 4,456 $ 4,452 Occupancy 80.1% 79.9% 80.6% 80.5% 80.0 % PORTFOLIO Triple-Net Portfolio (1) Triple-Net Portfolio Dollars in thousands As of June 30, 2022 Skilled Nursing/ Transitional Care Senior Housing - Leased Behavioral Health Specialty Hospitals and Other Total Number of Properties 272 55 14 15 356 Number of Beds/Units 30,251 3,965 795 392 35,403 Investment $ 3,560,595 $ 693,341 $ 420,880 $ 225,443 $ 4,900,259 (1) All metrics, except Cash NOI, exclude properties held for sale as of the end of the respective period. (2) Occupancy Percentage and Skilled Mix (together, “Operating Statistics”) and EBITDARM Coverage for each period presented include only Stabilized Facilities owned by the Company as of the end of such period and only for the duration such facilities were owned by the Company and classified as Stabilized Facilities. In addition, EBITDARM Coverage and Operating Statistics are presented for the twelve months ended at the end of the respective period and one quarter in arrears, and therefore, EBITDARM Coverage and Operating Statistics exclude assets acquired after March 31, 2022. (3) Effective February 1, 2022, Avamere’s annual base rent on the current portfolio has been reduced to $30.7 million from $44.1 million. Pro forma EBITDARM Coverage illustrates the impact of this rent reduction on our historical trailing twelve-month EBITDARM Coverages for Avamere and our Skilled Nursing/Transitional Care portfolio. (4) 2Q 2022 includes one facility transitioned to Behavioral Health during the period with zero beds as it is currently under construction. The property is expected to have 60 beds upon completion of construction. EBITDARM Coverage (2) 2Q 2021 3Q 2021 4Q 2021 1Q 2022 2Q 2022 Skilled Nursing/Transitional Care 1.99x 1.78x 1.77x 1.80x 1.80x Senior Housing - Leased 1.12x 1.09x 1.04x 1.02x 1.09x Behavioral Health 1.99x 2.11x 2.06x 1.98x 1.83x Specialty Hospitals and Other 7.35x 7.42x 7.52x 7.52x 7.07x Pro Forma EBITDARM Coverage (2)(3) 2Q 2021 3Q 2021 4Q 2021 1Q 2022 2Q 2022 Skilled Nursing/Transitional Care 2.09x 1.87x 1.86x 1.87x 1.88x

6 SABRA 2Q 2022 SUPPLEMENTAL INFORMATION June 30, 2022 PORTFOLIO Same Store Triple-Net Portfolio (1) (1) Excludes three real estate properties held for sale as of the end of the current period (2) Same store triple-net portfolio includes all facilities held for investment for the full period in both comparison periods. (3) Same store EBITDARM Coverage and Operating Statistics are presented for the twelve months ended at the end of the respective period and one quarter in arrears for Stabilized Facilities owned for the full period in both comparison periods. (4) Effective February 1, 2022, Avamere’s annual base rent on the current portfolio has been reduced to $30.7 million from $44.1 million. Pro forma EBITDARM Coverage illustrates the impact of this rent reduction on our historical trailing twelve-month EBITDARM Coverages for Avamere and our Skilled Nursing/Transitional Care portfolio. Same Store Triple-Net Portfolio (2) Dollars in thousands Number of Properties Number of Beds/Units Cash NOI 2Q 2022 1Q 2022 2Q 2022 1Q 2022 Skilled Nursing/Transitional Care 272 30,251 30,251 $ 69,513 $ 74,157 Senior Housing - Leased 55 3,965 3,965 $ 10,162 $ 10,881 Behavioral Health 13 795 795 $ 9,226 $ 8,889 Specialty Hospitals and Other 15 392 392 $ 4,448 $ 4,438 EBITDARM Coverage (3) 2Q 2022 1Q 2022 Skilled Nursing/Transitional Care 1.80x 1.88x Senior Housing - Leased 1.09x 1.04x Behavioral Health 1.83x 1.98x Specialty Hospitals and Other 7.07x 7.52x Operating Statistics (3) Occupancy Skilled Mix 2Q 2022 1Q 2022 2Q 2022 1Q 2022 Skilled Nursing/Transitional Care 73.7% 72.9% 38.4% 38.9 % Senior Housing - Leased 79.8% 78.7 % N/A N/A Behavioral Health 83.3% 84.6 % N/A N/A Specialty Hospitals and Other 80.0% 80.5 % N/A N/A Pro Forma EBITDARM Coverage (3)(4) 2Q 2022 1Q 2022 Skilled Nursing/Transitional Care 1.88x 1.96x

7 SABRA 2Q 2022 SUPPLEMENTAL INFORMATION June 30, 2022 PORTFOLIO Top 10 Relationships (1) Top 10 Relationships Tenant/Borrower Credit Exposure Senior Housing - Managed Operator Exposure As of June 30, 2022 EBITDARM Coverage Twelve Months Ended (2) As of June 30, 2022 Relationship Primary Property Type Number of Sabra Investments % of Annualized Cash NOI June 30, 2022 March 31, 2022 Number of Sabra Investments % of Annualized Cash NOI North American Healthcare Skilled Nursing 24 8.7% 1.43x 1.44x — — Signature Healthcare (3) Skilled Nursing 45 8.6% 1.73x 1.88x — — Signature Behavioral Behavioral Hospitals 5 6.9% 1.53x 1.71x — — Avamere Family of Companies Skilled Nursing 27 6.8% 1.36x 1.30x — — Recovery Centers of America (4) Addiction Treatment 3 5.3 % N/A N/A — — Holiday AL Holdings LP Independent Living — — N/A N/A 22 5.0 % Cadia Healthcare (5) Skilled Nursing 10 4.6% 1.80x 1.77x — — CommuniCare (6) Skilled Nursing 13 3.7% 1.68x 1.72x — — The McGuire Group Skilled Nursing 7 3.6% 2.22x 2.41x — — Healthmark Group Skilled Nursing 17 3.4% 1.64x 1.62x — — Top 10 relationships 151 51.6% 1.60x 1.66x 22 5.0 % Remaining 65 relationships 228 38.1% 2.51x 2.42x 40 5.3 % Total 379 89.7% 1.98x 1.99x 62 10.3% (1) Excludes (i) three real estate properties held for sale as of the end of the current period and (ii) our unconsolidated joint venture with Enlivant which consists of 157 facilities and 6,996 units. (2) EBITDARM Coverage is presented for Stabilized Facilities operated by the applicable tenant and is presented one quarter in arrears. (3) EBITDARM Coverage excludes one non-stabilized facility with no Annualized Cash NOI. (4) EBITDARM Coverage excludes two non-stabilized facilities representing 0.5% of Annualized Cash NOI. (5) EBITDARM Coverage excludes five non-stabilized facilities representing 1.9% Annualized Cash NOI. (6) EBITDARM Coverage excludes two non-stabilized facilities representing 0.2% of Annualized Cash NOI. (7) Effective February 1, 2022, Avamere’s annual base rent on the current portfolio has been reduced to $30.7 million from $44.1 million. Pro forma EBITDARM Coverage illustrates the impact of this rent reduction on our historical trailing twelve-month EBITDARM Coverages for Avamere, our Top 10 relationships and our total portfolio. EBITDARM Coverage - Pro Forma (7) EBITDARM Coverage Twelve Months Ended (2) June 30, 2022 March 31, 2022 Avamere Family of Companies 1.84x 1.75x Top 10 relationships 1.69x 1.75x Total 2.05x 2.05x

8 SABRA 2Q 2022 SUPPLEMENTAL INFORMATION June 30, 2022 PORTFOLIO Medicaid Trends Top 10 Skilled Nursing/Transitional Care States FMAP Add-On Increase Medicaid Base Rate Increase State Number of Sabra Skilled Nursing/ Transitional Care Properties Add-On Percentage Increase Expiration Date Base Rate Percentage Increase Effective Date Texas 36 12% (1) 12/31/22 TBD TBD Kentucky 25 12% (1) 07/01/24 0% N/A California 24 10% 12/31/23 3% 01/01/23 Massachusetts 17 0% N/A Pending (3) 07/01/22 Oregon 15 5% 06/30/23 17% 07/01/22 Washington 15 2% (1) 06/30/25 (2) 19% 07/01/22 North Carolina 13 15% (1) 12/31/22 10% 01/01/23 Missouri 13 10% (1) 06/30/22 10% (4) 07/01/22 Indiana 12 6% 01/31/22 Pending (3) 07/01/22 New York 9 0% N/A 2% 04/01/22 (1) Percentage increase based on state-defined per diem dollar amount of FMAP add-on and estimated state average Medicaid per diem rate. (2) FMAP add-on in Washington state phases out through June 30, 2025. (3) Not published yet, should be retroactive to July 1, 2022. (4) Percentage increase based on state-defined dollar amount of base rate increase and estimated state average Medicaid rate. The following is a summary of what the top ten states in our skilled nursing/transitional care portfolio have announced with regards to Federal Medical Assistance Percentages (“FMAP”) benefits via a per diem add-on to the Medicaid base rate and Medicaid base rate increases for 2022-2023.

9 SABRA 2Q 2022 SUPPLEMENTAL INFORMATION June 30, 2022 PORTFOLIO Senior Housing - Managed Consolidated Portfolio (1) REVPOR and Occupancy Percentage are presented for the three months ended at the end of the respective period and include only Stabilized Facilities owned by the Company as of the end of such period and only for the duration such facilities were owned by the Company and classified as Stabilized Facilities. In addition, resident fees and services, Cash NOI and REVPOR have been adjusted for changes in the foreign currency exchange rate where applicable. (2) Balances related to properties in Canada are based on the exchange rate as of the end of the period presented. The exchange rate as of June 30, 2022 was $0.7757 per 1 CAD. (3) Revenues and Cash NOI include $0.1 million and $0.5 million of Grant Income for 2Q 2022 and 2Q 2021, respectively. (4) Same store Senior Housing - Managed portfolio includes all facilities owned for the full period in all comparison periods. Same store REVPOR and Occupancy Percentage are presented for the three months ended at the end of the respective period for Stabilized Facilities owned for the full period in all comparison periods. In addition, resident fees and services, Cash NOI and REVPOR have been adjusted for changes in the foreign currency exchange rate where applicable. Senior Housing - Managed Consolidated Portfolio (1) Dollars in thousands, except REVPOR As of June 30, 2022 Holiday Enlivant Sienna Other Total Property Type IL AL IL AL AL / IL Number of Properties 22 11 8 9 50 Number of Units 3,117 631 757 761 5,266 Investment (2) $ 597,617 $ 131,222 $ 134,079 $ 178,640 $ 1,041,558 Capital Expenditures: (2) Recurring $ 1,809 $ 165 $ 248 $ 146 $ 2,368 Non-recurring $ — $ 356 $ 217 $ 52 $ 625 Resident fees and services (3) $ 19,300 $ 9,264 $ 5,019 $ 10,553 $ 44,136 Cash NOI (3) $ 5,579 $ 750 $ 1,587 $ 2,194 $ 10,110 Cash NOI Margin % 28.9% 8.1% 31.6% 20.8% 22.9 % REVPOR $ 2,668 $ 6,338 $ 2,733 $ 6,054 $ 3,534 Occupancy 79.6% 76.2% 80.8% 85.2% 80.0 % Operating Performance (1) Dollars in thousands, except REVPOR 2Q 2021 3Q 2021 4Q 2021 1Q 2022 2Q 2022 Number of Properties 49 49 49 50 50 Number of Units 5,140 5,140 5,140 5,266 5,266 Capital Expenditures: (2) Recurring $ 1,863 $ 3,621 $ 3,218 $ 1,054 $ 2,368 Non-recurring $ 332 $ 960 $ 1,263 $ 365 $ 625 Resident fees and services (3) $ 38,874 $ 39,738 $ 40,458 $ 42,181 $ 44,136 Cash NOI (3) $ 10,151 $ 9,036 $ 8,138 $ 9,110 $ 10,110 Cash NOI Margin % 26.1% 22.7% 20.1% 21.6% 22.9 % REVPOR - AL $ 5,900 $ 5,938 $ 6,104 $ 6,135 $ 6,201 REVPOR - IL $ 2,537 $ 2,525 $ 2,536 $ 2,586 $ 2,682 Occupancy - AL 72.8% 75.5% 74.7% 76.8% 80.3 % Occupancy - IL 78.6% 79.8% 80.7% 79.0% 79.9 % Same Store Operating Performance (4) Dollars in thousands, except REVPOR 2Q 2021 3Q 2021 4Q 2021 1Q 2022 2Q 2022 Number of Properties 48 48 48 48 48 Resident fees and services (3) $ 37,970 $ 38,370 $ 39,098 $ 40,008 $ 41,649 Cash NOI (3) $ 9,922 $ 8,836 $ 7,912 $ 8,812 $ 9,895 Cash NOI Margin % 26.1% 23.0% 20.2% 22.0% 23.8 % REVPOR - AL $ 5,900 $ 5,938 $ 6,104 $ 6,175 $ 6,291 REVPOR - IL $ 2,588 $ 2,577 $ 2,591 $ 2,631 $ 2,671 Occupancy - AL 72.8% 75.5% 74.7% 76.1% 79.0 % Occupancy - IL 78.9% 80.0% 81.0% 80.6% 81.2%

10 SABRA 2Q 2022 SUPPLEMENTAL INFORMATION June 30, 2022 PORTFOLIO Senior Housing - Managed Unconsolidated Portfolio (1) (1) Excludes our unconsolidated joint venture with Enlivant which consists of 157 facilities and 6,996 units. (2) Balances related to properties in Canada are based on the exchange rate as of the end of the period presented. The exchange rate as of June 30, 2022 was $0.7757 per 1 CAD. (3) Book value is net of debt. Our share of the debt was $20.7 million as of June 30, 2022. (4) Operating performance reflects a partial quarter as these facilities were acquired during May and June 2022. REVPOR and Occupancy Percentage are presented for the three months ended at the end of the respective period and include only Stabilized Facilities owned by the Company as of the end of such period and only for the duration such facilities were owned by the Company and classified as Stabilized Facilities. In addition, resident fees and services, Cash NOI and REVPOR have been adjusted for changes in the foreign currency exchange rate where applicable. Senior Housing - Managed Unconsolidated Portfolio Dollars in thousands, at Sabra’s pro rata share As of June 30, 2022 Ownership % Property Type Number of Properties Number of Units Investment (2) Book Value (3) Debt Principal (2) Rate Sienna Joint Venture 50.0 % IL 12 1,234 $ 140,100 $ 128,364 $ 20,655 2.24 % Operating Performance (4) Dollars in thousands, except REVPOR, at Sabra’s pro rata share Three Months Ended June 30, 2022 Capital Expenditures (2) Resident Fees and Services Cash NOI Cash NOI Margin % REVPOR OccupancyRecurring Non-recurring Sienna Joint Venture $ 10 $ 17 $ 2,812 $ 673 23.9% $ 3,003 84.9%

11 SABRA 2Q 2022 SUPPLEMENTAL INFORMATION June 30, 2022 PORTFOLIO Loans and Other Investments | Development Pipeline Loans Receivable and Other Investments Dollars in thousands As of June 30, 2022 Loan Type Number of Loans Property Type Principal Balance Book Value Weighted Average Contractual Interest Rate Weighted Average Annualized Effective Interest Rate Interest Income Three Months Ended June 30, 2022 (1) Maturity Date Mortgage 2 Behavioral Health $ 309,000 $ 309,000 7.7% 7.7% $ 5,918 11/01/26 - 01/31/27 Other 12 Multiple 38,693 34,881 6.8% 6.1% 551 11/30/22 - 08/31/28 14 347,693 343,881 7.6% 7.5% $ 6,469 Allowance for loan losses — (6,612) $ 347,693 $ 337,269 Other Investment Type Number of Investments Property Type Total Funding Commitments Total Amount Funded Book Value Rate of Return Other Income Three Months Ended June 30, 2022 (1) Preferred Equity 8 Skilled Nursing / Senior Housing $ 85,141 $ 48,551 $ 58,073 11.0% $ 1,517 (1) Includes income related to loans receivable and other investments held as of June 30, 2022. (2) Includes projects invested in or committed to as of June 30, 2022. (3) Investment amount excludes accrued and unpaid interest receivable. (4) Certificate of occupancy timing represents the period in which the certificate of occupancy has been received for a development project where construction has been completed or when the certificate of occupancy is expected to be received for a development project that is currently under construction. Proprietary Development Pipeline (2) Dollars in thousands Estimated Real Estate Value Upon Completion As of June 30, 2022 Investment Type Property Type Investment Amount (3) Estimated Weighted Average Initial Cash Yield Certificate of Occupancy Timing (4)State Loan Preferred Equity Skilled Nursing/ Transitional Care Senior Housing Skilled Nursing/ Transitional Care Senior Housing Skilled Nursing/ Transitional Care Senior Housing Indiana — 1 — 1 $ — $ 8,555 $ — $ 38,000 6.0 % Q3 2017 Missouri — 1 — 1 — 11,873 — 73,300 6.5 % Q4 2022 Ohio — 1 — 1 — 6,870 — 38,000 7.3 % Q4 2019 Texas — 1 1 — 3,743 — 14,475 — 9.0 % Q3 2016 — 4 1 3 $ 3,743 $ 27,298 $ 14,475 $ 149,300 6.8%

12 SABRA 2Q 2022 SUPPLEMENTAL INFORMATION June 30, 2022 Signature Healthcare: 8.6% Signature Behavioral: 6.9% Avamere Family of Companies: 6.8% Recovery Centers of America: 5.3% Managed (No Operator Credit Exposure): 10.3% Other: 53.4% North American Healthcare: 8.7% RELATIONSHIP CONCENTRATION PROPERTY TYPE CONCENTRATION PAYOR SOURCE CONCENTRATION (2) PORTFOLIO NOI Concentrations (1) As of June 30, 2022 (1) Concentrations exclude (i) three real estate properties held for sale as of the end of the current period and (ii) our unconsolidated joint venture with Enlivant which consists of 157 facilities and 6,996 units. Relationship and asset class concentrations include real estate investments and investments in loans receivable and other investments. Relationship concentrations use Annualized Cash NOI, and asset class concentrations use Annualized Cash NOI, as adjusted to reflect Annualized Cash NOI from our sales-type lease, mortgage and construction loans receivable and preferred equity investments in the related asset class of the underlying real estate. Payor source concentration excludes Annualized Cash NOI from investments in loans receivable and other investments. (2) Tenant payor source allocation presented one quarter in arrears. Holiday 5.0% Sienna 2.7%Other 2.6% Senior Housing - Leased: 11.2% Senior Housing - Managed: 10.3% Specialty Hospital and Other: 3.9% Other: 0.5% Skilled Nursing/Transitional Care: 60.7% Behavioral Health: 13.4% Private Pay: 40.6% Non-Private: 59.4%

13 SABRA 2Q 2022 SUPPLEMENTAL INFORMATION June 30, 2022 PORTFOLIO Geographic Concentrations - Consolidated Portfolio (1) Property Type As of June 30, 2022 Location Skilled Nursing/ Transitional Care Senior Housing - Leased Senior Housing - Managed Consolidated    Behavioral Health Specialty Hospitals and Other Total % of Total Texas 36 5 6 — 13 60 14.8 % California 24 1 1 3 1 30 7.4 Kentucky 25 1 — 1 1 28 6.9 Oregon 15 4 — — — 19 4.7 Indiana 12 4 — 2 — 18 4.4 Washington 15 1 1 — — 17 4.2 Massachusetts 17 — — — — 17 4.2 North Carolina 13 — 2 — — 15 3.7 Missouri 13 — 1 — — 14 3.4 Virginia 6 3 1 — — 10 2.5 Other (31 states & Canada) 96 36 38 8 — 178 43.8 Total 272 55 50 14 15 406 100.0% % of Total 67.0% 13.5% 12.3% 3.5% 3.7% 100.0 % Distribution of Beds/Units As of June 30, 2022   Property Type Location Total Number of Properties Skilled Nursing/ Transitional Care Senior Housing - Leased Senior Housing - Managed Consolidated    Behavioral Health Specialty Hospitals and Other Total % of Total Texas 60 4,408 470 856 — 325 6,059 14.9 % Kentucky 28 2,598 142 — 60 40 2,840 7.0 California 30 2,058 58 102 313 27 2,558 6.3 Massachusetts 17 2,133 — — — — 2,133 5.2 Indiana 18 1,379 545 — 48 — 1,972 4.8 Oregon 19 1,520 377 — — — 1,897 4.7 Washington 17 1,591 52 113 — — 1,756 4.3 North Carolina 15 1,454 — 237 — — 1,691 4.2 New York 10 1,566 — 107 — — 1,673 4.1 Missouri 14 1,075 — 184 — — 1,259 3.1 Other (31 states & Canada) 178 10,469 2,321 3,667 374 — 16,831 41.4 Total 406 30,251 3,965 5,266 795 392 40,669 100.0% % of Total 74.4% 9.7% 12.9% 2.0% 1.0% 100.0% (1) Excludes three real estate properties held for sale as of the end of the current period..

14 SABRA 2Q 2022 SUPPLEMENTAL INFORMATION June 30, 2022 PORTFOLIO Geographic Concentrations - Consolidated Portfolio Continued (1) Investment Dollars in thousands As of June 30, 2022   Property Type Location Total Number of Properties Skilled Nursing/ Transitional Care Senior Housing - Leased Senior Housing - Managed Consolidated    Behavioral Health Specialty Hospitals and Other    Total % of Total Texas 60 $ 356,997 $ 55,949 $ 184,639 $ — $ 187,387 $ 784,972 13.2 % California 30 435,612 19,137 38,596 217,764 7,743 718,852 12.1 Oregon 19 261,316 86,860 — — — 348,176 5.9 Maryland 8 330,901 — — — — 330,901 5.6 New York 10 297,637 — 20,382 — — 318,019 5.3 Kentucky 28 239,913 23,668 — 9,374 30,313 303,268 5.1 Indiana 18 158,491 114,943 — 12,155 — 285,589 4.8 Washington 17 188,878 10,686 27,937 — — 227,501 3.8 North Carolina 15 124,326 — 69,192 — — 193,518 3.3 Arizona 5 — 10,348 38,879 121,757 — 170,984 2.9 Other (31 states & Canada) (2) 196 1,166,524 371,750 661,933 59,830 — 2,260,037 38.0 Total 406 $ 3,560,595 $ 693,341 $ 1,041,558 $ 420,880 $ 225,443 $ 5,941,817 100.0% % of Total 59.9% 11.7% 17.5% 7.1% 3.8% 100.0% (1) Excludes three real estate properties held for sale as of the end of the current period. (2) Investment balance in Canada is based on the exchange rate as of June 30, 2022 of $0.7757 per 1 CAD.

15 SABRA 2Q 2022 SUPPLEMENTAL INFORMATION June 30, 2022 PORTFOLIO Triple-Net Lease Expirations Triple-Net Lease Expirations (1) Dollars in thousands Skilled Nursing/ Transitional Care Senior Housing - Leased Behavioral Health Specialty Hospitals and Other Total Annualized RevenuesAs of June 30, 2022   % of Total 07/01/22 - 12/31/22 $ 8,385 $ — $ — $ — $ 8,385 2.3% 2023 8,606 — — — 8,606 2.3% 2024 10,586 — — — 10,586 2.9% 2025 7,442 3,247 — 1,374 12,063 3.2% 2026 16,358 1,346 — — 17,704 4.8% 2027 40,268 5,232 — — 45,500 12.2% 2028 12,097 7,000 — 3,210 22,307 6.0% 2029 57,979 5,330 — 5,842 69,151 18.6% 2030 13,050 — — 3,095 16,145 4.3% 2031 89,686 5,008 1,025 — 95,719 25.8 % Thereafter 7,805 17,618 35,579 4,272 65,274 17.6 % Total Annualized Revenues $ 272,262 $ 44,781 $ 36,604 $ 17,793 $ 371,440 100.0% (1) Excludes three real estate properties held for sale as of the end of the current period.

16 SABRA 2Q 2022 SUPPLEMENTAL INFORMATION June 30, 2022 INVESTMENT ACTIVITY Summary Investment Activity Dollars in thousands Investment Initial Investment Date Property Type Number of Properties Beds/Units 2022 Amounts Invested (1) Rate of Return/ Initial Cash Yield Real Estate Traditions of Deerfield (2) 02/01/22 Senior Housing - Managed 1 126 $ 26,000 6.70 % Additions to Real Estate (3) Various Multiple N/A N/A 14,846 8.26 % Total Real Estate Investments 40,846 7.27 % Unconsolidated Joint Venture Sienna Joint Venture (4) 05/16/22 & 06/01/22 Senior Housing - Managed 12 1,234 147,374 6.50 % Preferred Equity Discovery Senior Living (5) 06/30/22 Senior Housing 1 180 914 12.00 % Additional Preferred Equity Fundings Various Multiple N/A N/A 4,074 10.00 % Total Preferred Equity Investments 4,988 10.37 % All Investments through June 30, 2022 $ 193,208 6.76 % Subsequent to June 30, 2022: Real Estate Traditions at North Willow (6) 08/01/22 Senior Housing - Managed 1 169 $ 39,200 6.90 % New Hope Valley 08/01/22 Senior Housing - Managed 1 139 32,500 7.50% (1) Excludes capitalized acquisition costs and origination fees. (2) Amount invested reflects the gross investment, of which $5.6 million was used to repay our preferred equity investment. Transaction includes a potential earnout if certain performance metrics are achieved after 18 months. (3) Excludes capital expenditures for the Senior Housing - Managed portfolio and recurring capital expenditures for the Triple-Net portfolio. (4) Amount invested reflects Sabra's 50% pro rata share of the gross investment of CAD $379.0 million and is based on the exchange rate as of the investment date. In addition, the Sienna Joint Venture assumed CAD $53.4 million of debt. Yield reflects estimated stabilized cash yield. (5) Unit count reflects expected capacity at the completion of development. Sabra has the option to purchase the development at fair market value upon achievement of specified milestones. (6) Amount invested reflects the gross investment, of which $8.6 million was used to repay our preferred equity investment. Transaction includes a potential earnout if certain performance metrics are achieved after the earlier of 15 months or when specified milestones are met.

17 SABRA 2Q 2022 SUPPLEMENTAL INFORMATION June 30, 2022 SIENNA JOINT VENTURE Investment Dates Units May 16 and June 1, 2022 1,234 Investment Amount (1) Property Type CAD $189.5 million (USD $147.4 million) Senior Housing - Managed Investment Type Ownership Percentage Unconsolidated Joint Venture 50.00% Number of Properties Estimated Stabilized Cash Yield 12 6.50% Locations Manager Ontario and Saskatchewan, Canada Sienna Senior Living INVESTMENT ACTIVITY Recent (1) Reflects Sabra's pro rata share of the gross investment of CAD $379.0 million, excluding acquisition costs, and is based on the exchange rate as of the investment date. In addition, the Sienna Joint Venture assumed CAD $53.4 million of debt.

18 SABRA 2Q 2022 SUPPLEMENTAL INFORMATION June 30, 2022 DISCOVERY SENIOR LIVING (1) Investment Date Units (1) June 30, 2022 180 Commitment Amount Property Type $14.6 million ($0.9 million funded as of June 30, 2022) Senior Housing Investment Type Annualized GAAP Income (2) Preferred Equity $1.8 million Number of Properties Rate of Return 1 12.00% Location Florida INVESTMENT ACTIVITY Recent (1) Unit count reflects expected capacity at the completion of development. Upon the completion of development and the achievement of certain milestones, Sabra has the option to purchase the facility at fair market value. (2) Represents expected income once the remaining $13.7 million commitment is fully funded.

19 SABRA 2Q 2022 SUPPLEMENTAL INFORMATION June 30, 2022 CAPITALIZATION Overview Consolidated Debt Dollars in thousands As of June 30, 2022 Secured debt $ 51,092 Revolving credit facility 142,341 Term loans 556,963 Senior unsecured notes 1,750,000 Total 2,500,396 Deferred financing costs and premiums/discounts, net (20,175) Total, net $ 2,480,221 Revolving Credit Facility Dollars in thousands As of June 30, 2022 Credit facility availability $ 857,659 Credit facility capacity 1,000,000 Enterprise Value Dollars in thousands, except per share amounts As of June 30, 2022 Shares Outstanding   Price   Value Common stock 230,968,872 $ 13.97 $ 3,226,635 Consolidated Debt 2,500,396 Cash and cash equivalents (67,153) Consolidated Enterprise Value $ 5,659,878 Common Stock and Equivalents Weighted Average Common Shares Three Months Ended June 30, 2022 Six Months Ended June 30, 2022 EPS, FFO and Normalized FFO AFFO and Normalized AFFO EPS, FFO and Normalized FFO AFFO and Normalized AFFO Common stock 230,956,244 230,956,244 230,902,543 230,902,543 Common equivalents 10,919 10,919 10,919 10,919 Basic common and common equivalents 230,967,163 230,967,163 230,913,462 230,913,462 Dilutive securities: Restricted stock units 714,373 1,741,812 728,496 1,800,381 Diluted common and common equivalents 231,681,536 232,708,975 231,641,958 232,713,843 At-The-Market Common Stock Offering Program Dollars in thousands Availability as of June 30, 2022 $ 475,033

20 SABRA 2Q 2022 SUPPLEMENTAL INFORMATION June 30, 2022 CAPITALIZATION Indebtedness Fixed | Variable Rate Debt Dollars in thousands Weighted Average Interest Rate (1)As of June 30, 2022 Principal     % of Total Fixed Rate Debt   Secured debt $ 51,092     3.33%   2.0 % Senior unsecured notes 1,750,000     4.04%   70.0 % Total fixed rate debt 1,801,092     4.02%   72.0 % Variable Rate Debt   Revolving credit facility 142,341     3.33%   5.7 % Term loans (2) 556,963 2.77% 22.3 % Total variable rate debt 699,304     2.89%   28.0 % Consolidated Debt $ 2,500,396     3.71%   100.0 % Secured | Unsecured Debt Dollars in thousands Weighted Average Interest Rate (1)As of June 30, 2022 Principal     % of Total Secured Debt   Secured debt $ 51,092     3.33%   2.0 % Unsecured Debt Senior unsecured notes 1,750,000     4.04%   70.0 % Revolving credit facility 142,341     3.33%   5.7 % Term loans 556,963 2.77% 22.3 % Total unsecured debt 2,449,304     3.71%   98.0 % Consolidated Debt $ 2,500,396     3.71%   100.0% (1) Weighted average interest rate includes private mortgage insurance and impact of interest rate derivative agreements. (2) Term loans include $436.3 million subject to interest rate swaps and interest rate collars that fix and set a cap and floor, respectively, for LIBOR at a weighted average rate of 1.14%, and $97.0 million (CAD $125.0 million) subject to swap agreements that fix CDOR at 1.10%. Excluding these amounts, variable rate debt was 6.6% of Consolidated Debt as of June 30, 2022.

21 SABRA 2Q 2022 SUPPLEMENTAL INFORMATION June 30, 2022 CAPITALIZATION Debt Maturity Debt Maturity Schedule Dollars in thousands Secured Debt Senior Unsecured Notes   Term Loans     Revolving Credit Facility (1) Consolidated Debt As of June 30, 2022 Principal Rate (2) Principal Rate (2)   Principal Rate (2)     Principal Rate (2) Principal Rate (2) 07/01/22 - 12/31/22 $ 969   2.84%   $ —   —     $ —   —     $ — — $ 969   2.84% 2023 1,979   2.84%   —   —     —   —     142,341 3.33% 144,320   3.33% 2024 2,034   2.85%   —   —     556,963   3.11%     — — 558,997   3.11% 2025 2,089   2.86%   —   — —   —     — — 2,089   2.86% 2026 2,147   2.86%   500,000   5.13% —   —     — — 502,147   5.12% 2027 2,206   2.87%   100,000   5.88%     —   —     — — 102,206   5.82% 2028 2,266   2.88%   — — —   —     — — 2,266   2.88% 2029 2,328   2.89%   350,000   3.90%     —   —     — — 352,328   3.89% 2030 2,392   2.90%   —   —     —   —     — — 2,392   2.90% 2031 2,093   2.92% 800,000 3.20% — — — — 802,093 3.20 % Thereafter 30,589   3.08%   —   —     —   —     — — 30,589   3.08 % Total 51,092   1,750,000 556,963     142,341 2,500,396 Discount, net — (3,207) — — (3,207) Deferred financing costs, net (915) (12,785) (3,268) — (16,968) Total, net $ 50,177 $ 1,734,008 $ 553,695     $ 142,341 $ 2,480,221 Wtd. avg. maturity/years 22.3   7.2 2.2     1.2 6.1 Wtd. avg. interest rate (3) 3.33%   4.04% 2.77%     3.33% 3.71% (1) Revolving Credit Facility is subject to two six-month extension options. (2) Represents actual contractual interest rates excluding private mortgage insurance and impact of interest rate derivative agreements. (3) Weighted average interest rate includes private mortgage insurance and impact of interest rate derivative agreements.

22 SABRA 2Q 2022 SUPPLEMENTAL INFORMATION June 30, 2022 Key Credit Metrics (1) June 30, 2022 December 31, 2021 Net Debt to Adjusted EBITDA (2) 5.44x 4.98x Interest Coverage (2) 4.81x 5.19x Fixed Charge Coverage Ratio (2) 4.70x 5.03x Total Debt/Asset Value 35% 34 % Secured Debt/Asset Value 1% 1 % Unencumbered Assets/Unsecured Debt 276% 291 % Cost of Permanent Consolidated Debt (3) 3.73% 3.59 % Unsecured Notes Ratings S&P (Stable outlook) BBB- Fitch (Stable outlook) BBB- Moody's (Stable outlook) Ba1 CAPITALIZATION Credit Metrics and Ratings (1) Key credit statistics (except Net Debt to Adjusted EBITDA) are calculated in accordance with the credit agreement relating to the revolving credit facility and the indentures relating to our senior unsecured notes. (2) Based on the trailing twelve month period ended as of the date indicated. (3) Excludes revolving credit facility balance that had an interest rate of 3.33% and 1.20% as of June 30, 2022 and December 31, 2021, respectively.

23 SABRA 2Q 2022 SUPPLEMENTAL INFORMATION June 30, 2022 FINANCIAL INFORMATION Consolidated Financial Statements Consolidated Statements of Income (Loss) Dollars in thousands, except per share data Three Months Ended June 30, Six Months Ended June 30,   2022 2021 2022 2021 Revenues: Rental and related revenues (1) $ 103,168 $ 110,783 $ 213,054 $ 224,166 Interest and other income 8,653 3,031 19,645 5,972 Resident fees and services 44,136 39,118 86,363 75,159       Total revenues 155,957 152,932 319,062 305,297     Expenses: Depreciation and amortization 45,172 44,491 90,428 88,866 Interest 25,530 24,270 50,502 48,713 Triple-net portfolio operating expenses 4,852 5,000 9,863 10,135 Senior housing - managed portfolio operating expenses 34,026 28,901 67,130 57,846 General and administrative 8,649 8,811 19,045 17,749 (Recovery of) provision for loan losses and other reserves (270) (109) 205 1,916 Impairment of real estate 11,745 — 11,745 —       Total expenses 129,704 111,364 248,918 225,225     Other (expense) income: Loss on extinguishment of debt — (54) (271) (847) Other (expense) income (2,163) (24) (2,095) 109 Net loss on sales of real estate (4,501) (3,752) (4,501) (2,439) Total other expense (6,664) (3,830) (6,867) (3,177) Income before loss from unconsolidated joint ventures and income tax expense 19,589 37,738 63,277 76,895 Loss from unconsolidated joint ventures (2,529) (169,789) (5,331) (174,799) Income tax expense (255) (522) (539) (1,222) Net income (loss) $ 16,805 $ (132,573) $ 57,407 $ (99,126)     Net income (loss), per: Basic common share $ 0.07 $ (0.61) $ 0.25 $ (0.46)         Diluted common share $ 0.07 $ (0.61) $ 0.25 $ (0.46)         Weighted-average number of common shares outstanding, basic 230,967,163 216,264,207 230,913,462 213,870,329   Weighted-average number of common shares outstanding, diluted 231,681,536 216,264,207 231,641,958 213,870,329 (1) See page 24 for additional details regarding Rental and related revenues.

24 SABRA 2Q 2022 SUPPLEMENTAL INFORMATION June 30, 2022 FINANCIAL INFORMATION Consolidated Financial Statements Consolidated Statements of Income (Loss) - Supplemental Information Dollars in thousands Three Months Ended June 30, Six Months Ended June 30,   2022 2021 2022 2021 Cash rental income $ 95,209 $ 101,069 $ 195,566 $ 203,984 Straight-line rental income 2,342 3,646 5,036 7,723 Straight-line rental income receivable write-offs (323) — (462) — Above/below market lease amortization 1,568 1,268 3,161 2,904 Above/below market lease intangible write-offs — — 326 — Operating expense recoveries 4,372 4,800 9,427 9,555 Rental and related revenues $ 103,168 $ 110,783 $ 213,054 $ 224,166

25 SABRA 2Q 2022 SUPPLEMENTAL INFORMATION June 30, 2022 FINANCIAL INFORMATION Consolidated Financial Statements Consolidated Balance Sheets Dollars in thousands, except per share data June 30, 2022 December 31, 2021   (unaudited)   Assets Real estate investments, net of accumulated depreciation of $897,568 and $831,324 as of June 30, 2022 and December 31, 2021, respectively $ 5,045,129 $ 5,162,884 Loans receivable and other investments, net 395,342 399,086 Investment in unconsolidated joint ventures 219,920 96,680 Cash and cash equivalents 67,153 111,996 Restricted cash 4,368 3,890 Lease intangible assets, net 49,836 54,063 Accounts receivable, prepaid expenses and other assets, net 179,684 138,108 Total assets $ 5,961,432 $ 5,966,707 Liabilities Secured debt, net $ 50,177 $ 66,663 Revolving credit facility 142,341 — Term loans, net 553,695 594,246 Senior unsecured notes, net 1,734,008 1,733,566 Accounts payable and accrued liabilities 117,682 142,989 Lease intangible liabilities, net 45,803 49,713 Total liabilities 2,643,706 2,587,177 Equity Preferred stock, $0.01 par value; 10,000,000 shares authorized, zero shares issued and outstanding as of June 30, 2022 and December 31, 2021 — — Common stock, $0.01 par value; 500,000,000 shares authorized, 230,968,872 and 230,398,655 shares issued and outstanding as of June 30, 2022 and December 31, 2021, respectively 2,310 2,304 Additional paid-in capital 4,482,239 4,482,451 Cumulative distributions in excess of net income (1,176,968) (1,095,204) Accumulated other comprehensive income (loss) 10,145 (10,021) Total equity 3,317,726 3,379,530 Total liabilities and equity $ 5,961,432 $ 5,966,707

26 SABRA 2Q 2022 SUPPLEMENTAL INFORMATION June 30, 2022 FINANCIAL INFORMATION Consolidated Financial Statements Consolidated Statements of Cash Flows Dollars in thousands Six Months Ended June 30, 2022 2021 Cash flows from operating activities: Net income (loss) $ 57,407 $ (99,126) Adjustments to reconcile net income (loss) to net cash provided by operating activities: Depreciation and amortization 90,428 88,866 Non-cash rental and related revenues (8,061) (10,627) Non-cash interest income (1,094) (914) Non-cash interest expense 5,502 3,645 Stock-based compensation expense 3,250 4,559 Loss on extinguishment of debt 271 847 Provision for loan losses and other reserves 205 1,916 Net loss on sales of real estate 4,501 2,439 Impairment of real estate 11,745 — Other-than-temporary impairment of unconsolidated joint venture — 164,126 Loss from unconsolidated joint ventures 5,331 10,673 Other non-cash items 2,167 — Changes in operating assets and liabilities: Accounts receivable, prepaid expenses and other assets, net (6,074) (2,361) Accounts payable and accrued liabilities (25,895) (11,777) Net cash provided by operating activities 139,683 152,266 Cash flows from investing activities: Acquisition of real estate (20,573) (62,107) Origination and fundings of preferred equity investments (4,990) (3,394) Additions to real estate (19,495) (21,736) Escrow deposits for potential investments (836) — Repayments of loans receivable 4,466 1,135 Repayments of preferred equity investments 1,333 513 Investment in unconsolidated joint venture (128,007) — Net proceeds from the sales of real estate 40,003 8,381 Net cash used in investing activities (128,099) (77,208) Cash flows from financing activities: Net borrowings from revolving credit facility 142,353 — Principal payments on term loans (40,000) (110,000) Principal payments on secured debt (16,547) (1,446) Payments of deferred financing costs (6) (7) Issuance of common stock, net (3,803) 172,698 Dividends paid on common stock (138,565) (128,050) Net cash used in financing activities (56,568) (66,805) Net (decrease) increase in cash, cash equivalents and restricted cash (44,984) 8,253 Effect of foreign currency translation on cash, cash equivalents and restricted cash 619 159 Cash, cash equivalents and restricted cash, beginning of period 115,886 65,523 Cash, cash equivalents and restricted cash, end of period $ 71,521 $ 73,935 Supplemental disclosure of cash flow information: Interest paid $ 49,968 $ 45,658 Supplemental disclosure of non-cash investing activities: Decrease in loans receivable and other investments due to acquisition of real estate $ 5,623 $ —

27 SABRA 2Q 2022 SUPPLEMENTAL INFORMATION June 30, 2022 FINANCIAL INFORMATION FFO, Normalized FFO, AFFO and Normalized AFFO (1) Funding for support payments did not require capital contributions from Sabra but rather were funded with proceeds received by our unconsolidated joint venture with Enlivant from TPG for the issuance of senior preferred interests for each of the three and six months ended June 30, 2022 and with cash on hand at the joint venture for each of the three and six months ended June 30, 2021. (2) FFO and AFFO for each of the six months ended June 30, 2022 and 2021 include $0.2 million earned during the period related to legacy Care Capital Properties, Inc. investments. FFO for the three and six months ended June 30, 2022, includes $2.2 million of foreign currency transaction loss related to our Canadian borrowings. In addition, other normalizing items for FFO and AFFO include triple-net operating expenses, net of recoveries. FFO, Normalized FFO, AFFO and Normalized AFFO Dollars in thousands, except per share data Three Months Ended June 30, Six Months Ended June 30,   2022 2021 2022 2021 Net income (loss) $ 16,805 $ (132,573) $ 57,407 $ (99,126) Add: Depreciation and amortization of real estate assets 45,172 44,491 90,428 88,866 Depreciation, amortization and impairment of real estate assets related to unconsolidated joint ventures 5,133 5,879 9,766 11,723 Net loss on sales of real estate 4,501 3,752 4,501 2,439 Net (gain) loss on sales of real estate related to unconsolidated joint ventures (220) (18) (220) 15 Impairment of real estate 11,745 — 11,745 — Other-than-temporary impairment of unconsolidated joint ventures — 164,126 — 164,126 FFO $ 83,136 $ 85,657 $ 173,627 $ 168,043 Write-offs of cash and straight-line rental income receivable and lease intangibles 709 — 180 — Lease termination income — — (2,338) — Loss on extinguishment of debt — 54 271 847 (Recovery of) provision for credit and loan losses and other reserves (270) (109) 205 1,916 Support payments paid to joint venture manager (1) 3,626 2,450 3,626 2,450 Other normalizing items (2) 2,699 316 2,651 704 Normalized FFO $ 89,900 $ 88,368 $ 178,222 $ 173,960 FFO $ 83,136 $ 85,657 $ 173,627 $ 168,043 Stock-based compensation expense 794 2,271 3,250 4,559 Non-cash rental and related revenues (3,587) (4,914) (8,061) (10,627) Non-cash interest income (547) (502) (1,094) (914) Non-cash interest expense 2,804 1,749 5,502 3,645 Non-cash portion of loss on extinguishment of debt — 54 271 847 (Recovery of) provision for loan losses and other reserves (270) (109) 205 1,916 Other adjustments related to unconsolidated joint ventures (692) (618) (1,678) (1,214) Other adjustments 2,211 361 2,394 533 AFFO $ 83,849 $ 83,949 $ 174,416 $ 166,788 Cash portion of lease termination income — — (2,338) — Write-off of cash rental income 404 — 71 — Support payments paid to joint venture manager (1) 3,626 2,450 3,626 2,450 Other normalizing items (2) 516 237 330 558 Normalized AFFO $ 88,395 $ 86,636 $ 176,105 $ 169,796 Amounts per diluted common share: Net income (loss) $ 0.07 $ (0.61) $ 0.25 $ (0.46) FFO $ 0.36 $ 0.39 $ 0.75 $ 0.78 Normalized FFO $ 0.39 $ 0.41 $ 0.77 $ 0.81 AFFO $ 0.36 $ 0.39 $ 0.75 $ 0.77 Normalized AFFO $ 0.38 $ 0.40 $ 0.76 $ 0.79 Weighted average number of common shares outstanding, diluted: Net income (loss) 231,681,536 216,264,207 231,641,958 213,870,329 FFO and Normalized FFO 231,681,536 217,462,704 231,641,958 215,015,226 AFFO and Normalized AFFO 232,708,975 217,946,731 232,713,843 215,550,317

28 SABRA 2Q 2022 SUPPLEMENTAL INFORMATION June 30, 2022 FINANCIAL INFORMATION Components of Net Asset Value (NAV) As of June 30, 2022 (1) Excludes three real estate properties held for sale as of the end of the current period. (2) Excludes our unconsolidated joint venture with Enlivant which consists of 157 facilities and 6,996 units. (3) Amounts represent principal amounts due and exclude deferred financing costs, net and premiums/discounts, net. (4) Includes balances that impact cash or NOI and excludes non-cash items. (5) Book value is net of debt. Our share of the debt was $374.6 million as of June 30, 2022. (6) Includes $22.9 million related to three real estate properties held for sale as of the end of the current period. Annualized Cash NOI (1) Dollars in thousands Skilled Nursing/Transitional Care $ 272,262 Senior Housing - Leased 44,781 Senior Housing - Managed Consolidated Portfolio 40,579 Senior Housing - Managed Unconsolidated Portfolio (2) 5,992 Behavioral Health 36,604 Specialty Hospitals and Other 17,793 Annualized Cash NOI (excluding loans receivable and other investments) $ 418,011 Obligations Dollars in thousands Secured debt (3) $ 51,092 Senior unsecured notes (3) 1,750,000 Revolving credit facility 142,341 Term loans (3) 556,963 Sabra’s share of the Sienna Joint Venture debt 20,655 Total Debt 2,521,051 Add (less): Cash and cash equivalents and restricted cash (71,521) Sabra’s share of the Sienna Joint Venture cash and cash equivalents and restricted cash (1,824) Accounts payable and accrued liabilities (4) 108,838 Net obligations $ 2,556,544 Other Assets Dollars in thousands Loans receivable and other investments, net $ 395,342 Investment in unconsolidated joint venture with Enlivant (5) 91,556 Accounts receivable, prepaid expenses and other assets, net (4)(6) 77,495 Total other assets $ 564,393 Common Shares Outstanding Total shares 230,968,872 We disclose components of our business relevant to calculate NAV. We consider NAV to be a useful supplemental measure that assists both management and investors to estimate the fair value of our Company. The calculation of NAV involves significant estimates and can be calculated using various methods. Each individual investor must determine the specific methodology, assumptions and estimates to use to arrive at an estimated NAV of the Company. The components of NAV do not consider potential changes in our investment portfolio. The components include non-GAAP financial measures, such as Cash NOI. Although these measures are not presented in accordance with GAAP, investors can use these non-GAAP financial measures as supplemental information to evaluate our business.

29 SABRA 2Q 2022 SUPPLEMENTAL INFORMATION June 30, 2022 APPENDIX Disclaimer Disclaimer This supplement contains “forward-looking” information as that term is defined in the Private Securities Litigation Reform Act of 1995. Any statements that do not relate to historical or current facts or matters are forward-looking statements. Examples of forward-looking statements include all statements regarding our expected future financial position, results of operations, cash flows, liquidity, business strategy, growth opportunities, potential investments, and plans and objectives for future operations. You can identify some of the forward-looking statements by the use of forward-looking words such as "anticipate," "believe," "plan," "estimate," "expect," "intend," "should," "may" and other similar expressions, although not all forward-looking statements contain these identifying words. Our actual results may differ materially from those projected or contemplated by our forward-looking statements as a result of various factors, including, among others, the following: the ongoing COVID-19 pandemic and measures intended to prevent its spread, and the related impact on our tenants, operators and Senior Housing - Managed communities; operational risks with respect to our Senior Housing - Managed communities; competitive conditions in our industry; the loss of key management personnel; uninsured or underinsured losses affecting our properties and the possibility of environmental compliance costs and liabilities; potential impairment charges and adjustments related to the accounting of our assets; the potential variability of our reported rental and related revenues as a result of Accounting Standards Update (“ASU”) 2016-02, Leases, as amended by subsequent ASUs; risks associated with our investment in our unconsolidated joint ventures; catastrophic weather and other natural or man-made disasters, the effects of climate change on our properties and a failure to implement sustainable and energy-efficient measures; increased operating costs for our tenants and operators, due to labor market challenges and macroeconomic factors such as inflation; increased healthcare regulation and enforcement; our tenants’ dependency on reimbursement from governmental and other third-party payor programs; the effect of our tenants declaring bankruptcy or becoming insolvent; our ability to find replacement tenants and the impact of unforeseen costs in acquiring new properties; the impact of litigation and rising insurance costs on the business of our tenants; the impact of required regulatory approvals of transfers of healthcare properties; environmental compliance costs and liabilities associated with real estate properties we own; our tenants’ or operators’ failure to adhere to applicable privacy and data security laws, or a material breach of our or our tenants’ or operators’ information technology; our concentration in the healthcare property sector, particularly in skilled nursing/ transitional care facilities and senior housing communities, which makes our profitability more vulnerable to a downturn in a specific sector than if we were investing in multiple industries; the significant amount of and our ability to service our indebtedness; covenants in our debt agreements that may restrict our ability to pay dividends, make investments, incur additional indebtedness and refinance indebtedness on favorable terms; increases in market interest rates; adverse changes in our credit ratings; our ability to make dividend distributions at expected levels; our ability to raise capital through equity and debt financings; changes in foreign currency exchange rates and other risks associated with our ownership of property outside the U.S.; the relatively illiquid nature of real estate investments; our ability to maintain our status as a real estate investment trust (“REIT”) under the federal tax laws; compliance with REIT requirements and certain tax and tax regulatory matters related to our status as a REIT; changes in tax laws and regulations affecting REITs; the ownership limits and takeover defenses in our governing documents and under Maryland law, which may restrict change of control or business combination opportunities; and the exclusive forum provisions in our bylaws. Additional information concerning risks and uncertainties that could affect our business can be found in our filings with the Securities and Exchange Commission (the “SEC”), including in Part I, Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2021. We do not intend, and we undertake no obligation, to update any forward-looking information to reflect events or circumstances after the date of this supplement or to reflect the occurrence of unanticipated events, unless required by law to do so. Note Regarding Non-GAAP Financial Measures This supplement includes the following financial measures defined as non-GAAP financial measures by the SEC: net operating income (“NOI”), Cash NOI, funds from operations (“FFO”), Normalized FFO, Adjusted FFO (“AFFO”), Normalized AFFO, FFO per diluted common share, Normalized FFO per diluted common share, AFFO per diluted common share, Normalized AFFO per diluted common share and Adjusted EBITDA (defined below). These measures may be different than non-GAAP financial measures used by other companies, and the presentation of these measures is not intended to be considered in isolation or as a substitute for financial information prepared and presented in accordance with U.S. generally accepted accounting principles. An explanation of these non-GAAP financial measures is included under “Reporting Definitions” in this supplement and reconciliations of these non-GAAP financial measures to the GAAP financial measures we consider most comparable are included on the Investors section of our website at https://ir.sabrahealth.com/investors/ financials/quarterly-results. Tenant, Operator and Borrower Information This supplement includes information regarding our tenants that lease properties from us and our operators and borrowers, most of which are not subject to SEC reporting requirements. The information related to our tenants, operators and borrowers that is provided in this supplement has been provided by, or derived from information provided by, such tenants, operators and borrowers. We have not independently verified this information. We have no reason to believe that such information is inaccurate in any material respect. We are providing this data for informational purposes only. Sabra Information The information in this supplemental information package should be read in conjunction with the Company's Annual Report on Form 10- K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other information filed with the SEC. The Reporting Definitions and Reconciliations of Non-GAAP Measures are an integral part of the information presented herein. On Sabra’s website, www.sabrahealth.com, you can access, free of charge, Sabra's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and amendments to those reports filed or furnished pursuant to Sections 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, as soon as reasonably practicable after such material is filed with, or furnished to, the SEC. The information contained on Sabra’s website is not incorporated by reference into, and should not be considered a part of, this supplemental information package. All material filed with the SEC can also be accessed through its website, www.sec.gov. For more information, contact Investor Relations at (888) 393-8248 or investorrelations@sabrahealth.com.

30 SABRA 2Q 2022 SUPPLEMENTAL INFORMATION June 30, 2022 APPENDIX Reporting Definitions Adjusted EBITDA* Adjusted EBITDA is calculated as earnings before interest, taxes, depreciation and amortization (“EBITDA”) excluding the impact of merger-related costs, stock-based compensation expense under the Company's long-term equity award program, and loan loss reserves. Adjusted EBITDA is an important non-GAAP supplemental measure of operating performance. Annualized Cash Net Operating Income (“Annualized Cash NOI”)* The Company believes that net income as defined by GAAP is the most appropriate earnings measure. The Company considers Annualized Cash NOI an important supplemental measure because it allows investors, analysts and its management to evaluate the operating performance of its investments. The Company defines Annualized Cash NOI as Annualized Revenues less operating expenses and non-cash revenues and expenses. Annualized Cash NOI excludes all other financial statement amounts included in net income. Annualized Revenues  The annual contractual rental revenues under leases and interest and other income generated by the Company’s loans receivable and other investments based on amounts invested and applicable terms as of the end of the period presented. Annualized Revenues do not include tenant recoveries or additional rents and are adjusted to (i) reflect actual payments received during the twelve months ended at the end of the respective period for leases no longer accounted for on an accrual basis, (ii) exclude residual rents due to Sabra from prior asset sales under the Company’s 2017 memorandum of understanding with Genesis and (iii) reflect the reduction in Avamere’s annual base rent to $30.7 million effective February 1, 2022. Behavioral Health Includes behavioral hospitals that provide inpatient and outpatient care for patients with mental health conditions, chemical dependence or substance addictions and addiction treatment centers that provide treatment services for chemical dependence and substance addictions, which may include inpatient care, outpatient care, medical detoxification, therapy and counseling. Cash Net Operating Income (“Cash NOI”)*    The Company believes that net income as defined by GAAP is the most appropriate earnings measure. The Company considers Cash NOI an important supplemental measure because it allows investors, analysts and its management to evaluate the operating performance of its investments. The Company defines Cash NOI as total revenues less operating expenses and non-cash revenues and expenses. Cash NOI excludes all other financial statement amounts included in net income. Cash NOI Margin Cash NOI Margin is calculated as Cash NOI divided by resident fees and services. Consolidated Debt  The principal balances of the Company’s revolving credit facility, term loans, senior unsecured notes, and secured indebtedness as reported in the Company’s consolidated financial statements. Consolidated Debt, Net The carrying amount of the Company’s revolving credit facility, term loans, senior unsecured notes, and secured indebtedness, as reported in the Company’s consolidated financial statements. Consolidated Enterprise Value The Company believes Consolidated Enterprise Value is an important measurement as it is a measure of a company’s value. The Company calculates Consolidated Enterprise Value as market equity capitalization plus Consolidated Debt. Market equity capitalization is calculated as (i) the number of shares of common stock multiplied by the closing price of the Company’s common stock on the last day of the period presented plus (ii) the number of shares of preferred stock multiplied by the closing price of the Company’s preferred stock on the last day of the period presented. Consolidated Enterprise Value includes the Company’s market equity capitalization and Consolidated Debt, less cash and cash equivalents. EBITDARM  Earnings before interest, taxes, depreciation, amortization, rent and management fees (“EBITDARM”) for a particular facility accruing to the operator/tenant of the property (not the Company), for the period presented. The Company uses EBITDARM in determining EBITDARM Coverage. EBITDARM has limitations as an analytical tool. EBITDARM does not reflect historical cash expenditures or future cash requirements for facility capital expenditures or contractual commitments. In addition, EBITDARM does not represent a property’s net income or cash flows from operations and should not be considered an alternative to those indicators. The Company utilizes EBITDARM to evaluate the core operations of the properties by eliminating management fees, which may vary by operator/tenant and operating structure, and as a supplemental measure of the ability of the Company’s operators/tenants and relevant guarantors to generate sufficient liquidity to meet related obligations to the Company. EBITDARM Coverage  Represents the ratio of EBITDARM to cash rent for owned facilities (excluding Senior Housing - Managed communities) for the period presented. EBITDARM Coverage is a supplemental measure of a property’s ability to generate cash flows for the operator/tenant (not the Company) to meet the operator’s/tenant’s related cash rent and other obligations to the Company. However, its usefulness is limited by, among other things, the same factors that limit the usefulness of EBITDARM. EBITDARM Coverage includes only Stabilized Facilities and excludes facilities for which data is not available or meaningful.

31 SABRA 2Q 2022 SUPPLEMENTAL INFORMATION June 30, 2022 APPENDIX Reporting Definitions Funds From Operations (“FFO”) and Adjusted Funds from Operations (“AFFO”)*  The Company believes that net income as defined by GAAP is the most appropriate earnings measure. The Company also believes that funds from operations, or FFO, as defined in accordance with the definition used by the National Association of Real Estate Investment Trusts (“Nareit”), and adjusted funds from operations, or AFFO (and related per share amounts) are important non-GAAP supplemental measures of the Company’s operating performance. Because the historical cost accounting convention used for real estate assets requires straight-line depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time. However, since real estate values have historically risen or fallen with market and other conditions, presentations of operating results for a real estate investment trust that uses historical cost accounting for depreciation could be less informative. Thus, Nareit created FFO as a supplemental measure of operating performance for real estate investment trusts that excludes historical cost depreciation and amortization, among other items, from net income, as defined by GAAP. FFO is defined as net income, computed in accordance with GAAP, excluding gains or losses from real estate dispositions and the Company’s share of gains or losses from real estate dispositions related to its unconsolidated joint ventures, plus real estate depreciation and amortization, net of amounts related to noncontrolling interests, plus the Company’s share of depreciation and amortization related to its unconsolidated joint ventures, and real estate impairment charges of both consolidated and unconsolidated entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity. AFFO is defined as FFO excluding merger and acquisition costs, stock-based compensation expense, non-cash rental and related revenues, non-cash interest income, non-cash interest expense, non-cash portion of loss on extinguishment of debt, provision for loan losses and other reserves, non-cash lease termination income and deferred income taxes, as well as other non-cash revenue and expense items (including ineffectiveness gain/loss on derivative instruments, and non- cash revenue and expense amounts related to noncontrolling interests) and the Company’s share of non-cash adjustments related to its unconsolidated joint ventures. The Company believes that the use of FFO and AFFO (and the related per share amounts), combined with the required GAAP presentations, improves the understanding of the Company’s operating results among investors and makes comparisons of operating results among real estate investment trusts more meaningful. The Company considers FFO and AFFO to be useful measures for reviewing comparative operating and financial performance because, by excluding the applicable items listed above, FFO and AFFO can help investors compare the operating performance of the Company between periods or as compared to other companies. While FFO and AFFO are relevant and widely used measures of operating performance of real estate investment trusts, they do not represent cash flows from operations or net income as defined by GAAP and should not be considered an alternative to those measures in evaluating the Company’s liquidity or operating performance. FFO and AFFO also do not consider the costs associated with capital expenditures related to the Company’s real estate assets nor do they purport to be indicative of cash available to fund the Company’s future cash requirements. Further, the Company’s computation of FFO and AFFO may not be comparable to FFO and AFFO reported by other real estate investment trusts that do not define FFO in accordance with the current Nareit definition or that interpret the current Nareit definition or define AFFO differently than the Company does. Grant Income Grant income consists of funds specifically paid to communities in our Senior Housing - Managed portfolio from state or federal governments related to the pandemic and were incremental to the amounts that would have otherwise been received for providing care to residents. Investment Represents the carrying amount of real estate assets after adding back accumulated depreciation and amortization and excludes net intangible assets and liabilities. Market Capitalization Total common shares of Sabra outstanding multiplied by the closing price per common share as of a given period. Net Debt* The principal balances of the Company’s revolving credit facility, term loans, senior unsecured notes, and secured indebtedness as reported in the Company’s consolidated financial statements, net of cash and cash equivalents as reported in the Company’s consolidated financial statements. Net Debt to Adjusted EBITDA* Net Debt to Adjusted EBITDA is calculated as Net Debt divided by Annualized Adjusted EBITDA, which is Adjusted EBITDA, as adjusted for annualizing adjustments that give effect to the acquisitions and dispositions completed during the respective period as though such acquisitions and dispositions were completed as of the beginning of the period presented. Net Operating Income (“NOI”)*   The Company believes that net income as defined by GAAP is the most appropriate earnings measure. The Company considers NOI an important supplemental measure because it allows investors, analysts and its management to evaluate the operating performance of its investments. The Company defines NOI as total revenues less operating expenses. NOI excludes all other financial statement amounts included in net income.

32 SABRA 2Q 2022 SUPPLEMENTAL INFORMATION June 30, 2022 APPENDIX Reporting Definitions Normalized FFO and Normalized AFFO* Normalized FFO and Normalized AFFO represent FFO and AFFO, respectively, adjusted for certain income and expense items that the Company does not believe are indicative of its ongoing operating results. The Company considers Normalized FFO and Normalized AFFO to be useful measures to evaluate the Company’s operating results excluding these income and expense items to help investors compare the operating performance of the Company between periods or as compared to other companies. Normalized FFO and Normalized AFFO do not represent cash flows from operations or net income as defined by GAAP and should not be considered an alternative to those measures in evaluating the Company’s liquidity or operating performance. Normalized FFO and Normalized AFFO also do not consider the costs associated with capital expenditures related to the Company’s real estate assets nor do they purport to be indicative of cash available to fund the Company’s future cash requirements. Further, the Company’s computation of Normalized FFO and Normalized AFFO may not be comparable to Normalized FFO and Normalized AFFO reported by other real estate investment trusts that do not define FFO in accordance with the current Nareit definition or that interpret the current Nareit definition or define FFO and AFFO or Normalized FFO and Normalized AFFO differently than the Company does. Occupancy Percentage Occupancy Percentage represents the facilities’ average operating occupancy for the period indicated. The percentages are calculated by dividing the actual census from the period presented by the available beds/units for the same period. Occupancy includes only Stabilized Facilities and excludes facilities for which data is not available or meaningful. REVPOR REVPOR represents the average revenues generated per occupied unit per month at Senior Housing - Managed communities for the period indicated. It is calculated as resident fees and services revenues, excluding Grant Income, divided by average monthly occupied unit days. REVPOR includes only Stabilized Facilities. Senior Housing  Senior Housing communities include independent living, assisted living, continuing care retirement and memory care communities. Senior Housing - Managed Senior Housing communities operated by third-party property managers pursuant to property management agreements. Skilled Mix  Skilled Mix is defined as the total Medicare and non-Medicaid managed care patient revenue at Skilled Nursing/Transitional Care facilities divided by the total revenues at Skilled Nursing/Transitional Care facilities for the period indicated. Skilled Mix includes only Stabilized Facilities and excludes facilities for which data is not available or meaningful. Skilled Nursing/Transitional Care Skilled Nursing/Transitional Care facilities include skilled nursing, transitional care, multi-license designation and mental health facilities. Specialty Hospitals and Other Includes acute care, long-term acute care and rehabilitation hospitals, facilities that provide residential services, which may include assistance with activities of daily living, and other facilities not classified as Skilled Nursing/Transitional Care, Senior Housing or Behavioral Health. Stabilized Facility At the time of acquisition, the Company classifies each facility as either stabilized or non-stabilized. In addition, the Company may classify a facility as non-stabilized after acquisition. Circumstances that could result in a facility being classified as non-stabilized include newly completed developments, facilities undergoing major renovations or additions, facilities being repositioned or transitioned to new operators, and significant transitions within the tenants’ business model. Such facilities are typically reclassified to stabilized upon the earlier of maintaining consistent occupancy (85% for Skilled Nursing/Transitional Care facilities and 90% for Senior Housing communities) or 24 months after the date of classification as non-stabilized. Stabilized Facilities exclude (i) facilities held for sale, (ii) strategic disposition candidates, (iii) facilities being transitioned to a new operator, (iv) facilities being transitioned from being leased by the Company to being operated by the Company and (v) leased facilities acquired during the three months preceding the period presented. *Non-GAAP Financial Measures Reconciliations, definitions and important discussions regarding the usefulness and limitations of the Non-GAAP Financial Measures used in this supplement can be found at https://ir.sabrahealth.com/investors/financials/quarterly-results.